                                                    Exhibit 99

The Bank of New York Company, Inc.                  NEWS
- -----------------------------------------------------------------------

                                     48 Wall Street, New York, NY 10286

                                     Contact:
For Release:                         PUBLIC AND INVESTOR RELATIONS DEPT.


IMMEDIATELY                                    Paul J. Leyden, SVP
- -----------                                    (212) 495-1041
                                               Andrew M. Merrill, VP
                                               (212) 495-1721
                                               Janet B. Stoner, VP
                                               (212) 495-1619



              THE BANK OF NEW YORK COMPANY, INC. REPORTS
                     RECORD SECOND QUARTER E.P.S.
                     ----------------------------
              Second Quarter E.P.S. Rises 25% to $1.09;
                  ROA of 1.68% Sets Quarterly Record
                 Common Stock Dividend Increased 13%



NEW YORK, N.Y., July 13, 1995 -- The Bank of New York Company, Inc. (NYSE:
BK) reported record second quarter fully diluted earnings per share of $1.09, a 25% increase over the 87 cents earned in the second quarter of 1994. Net income rose by 28% to $226 million from $176 million earned in the same period last year. Earnings per share, on a fully diluted basis, were $2.11 for the first half of 1995 compared with $1.74 in 1994. Net income for the first six months was $438 million, an increase of 23% over last year's $355 million. Earnings per share for the second quarter and first six months of 1995 were reduced by 3 and 7 cents for the dilutive effect of stock warrants. During the second quarter of 1995, the Company recorded an initial $11 million pre-tax gain ($6 million after-tax) on the sale of its ARCS Mortgage Inc. servicing portfolio.
     Net interest income, on a taxable equivalent basis, totaled $514 million in the second quarter, a $93 million or 22% increase over the second quarter of last year. Loan demand, in general, continued to strengthen along with an ongoing shift toward higher yielding assets. Revenues from the Company's securities processing business grew 15% over the second quarter of 1994 and were led by strong performances from ADRs, corporate trust, mutual funds custody, and master trust. Other processing fees grew 12% over the same period. Operating expenses remained under tight control.
     As reported earlier this week, the Company's Board of Directors approved a quarterly cash stock dividend of 36 cents per share, a 13% increase over the 32 cents previously paid. This increase will result in an annual rate of $1.44 per share, the highest in the Company's history, surpassing the previous high of $1.28 per share. The new dividend is payable on August 3, 1995 to holders of record as of July 21, 1995.
     Return on average common equity was 19.85% in the second quarter of 1995, compared with 19.98% in the first quarter of 1995 and 17.67% in the second quarter of last year. Return on average assets for the second quarter was a record 1.68% versus 1.65% in the first quarter of 1995 and 1.42% in the second quarter of 1994.
     The Company's estimated Tier 1 capital and Total capital ratios were 8.56% and 13.12% at June 30, 1995 compared with 8.56% and 13.31% at March 31, 1995, and 8.29% and 12.76% at June 30, 1994. Tangible common equity as a percent of total assets was 7.67% at June 30, 1995 compared with 7.36% at March 31, 1995 and 6.49% one year ago.

NET INTEREST INCOME
- -------------------
                            2nd       1st       2nd
                          Quarter   Quarter   Quarter       Year-to-date
                          -------   -------   -------       ------------
(In millions)               1995      1995      1994       1995      1994
                         -----------------------------   ------------------
Net Interest Income         $514      $502      $421     $1,017      $817
Net Interest Rate
 Spread                     3.34%     3.41%     3.26%      3.38%     3.21%
Net Yield on Interest
 Earning Assets             4.45      4.49      3.98       4.47      3.94

     On a taxable equivalent basis, net interest income amounted to a record $514 million in the second quarter of 1995, compared with $421 million in the same period of 1994, an increase of 22%. The net interest rate spread was 3.34% in the second quarter of 1995 compared with 3.41% in the first quarter of 1995 and 3.26% one year ago. The net yield on interest earning assets was 4.45% in the second quarter of 1995 down slightly from the record 4.49% in the first quarter of 1995 but up compared with 3.98% in last year's second quarter.
     For the first six months of 1995, net interest income, on a taxable equivalent basis, amounted to $1,017 million compared with $817 million in the same period of 1994, an increase of 24%. The year-to-date net interest rate spread was 3.38% in 1995 compared with 3.21% in 1994, while the net yield on interest-earning assets was 4.47% in 1995 and 3.94% in 1994.
     The Company's credit card business continued its strong performance. Compared with last year's second quarter, managed outstandings were up 15% to $7.7 billion from $6.7 billion and the number of card accounts increased by 9% to 6.0 million from 5.5 million.

NONINTEREST INCOME
- ------------------
                                      2nd Quarter         Year-to-date
                                      -----------         ------------
(In millions)                        1995      1994      1995      1994
                                    ----------------    ----------------
Processing Fees
  Securities                         $102      $ 89      $200      $178
  Other                                48        43        92        85
                                     ----      ----      ----      ----
                                      150       132       292       263
Trust and Investment Fees              32        34        64        67
Income from Credit Card
 Securitization                         -        11         3        24
Other Service Charges and Fees        109       105       219       210
Securities Gains                       13         4        20        15
Foreign Exchange and
 Other Trading Activities              13        13        25        29
Other                                  33        22        45        63
                                     ----      ----      ----      ----
Total Noninterest Income             $350      $321      $668      $671
                                     ====      ====      ====      ====

     Securities processing fees increased 15% to $102 million compared to $89 million in the second quarter of 1994. In the first half of 1995 securities processing fees were $200 million compared to $178 million in 1994. The strongest performers in securities processing were ADRs, corporate trust, mutual funds custody and master trust. In other processing, trade finance revenue increased by 21% over the second quarter of last year and in funds transfer, total revenues including balance equivalents were up 20%. Credit card interchange income and syndication fees also showed substantial strength.
     An initial pre-tax gain of $11 million from the sale of ARCS Mortgage Inc. servicing portfolio was included in other noninterest income in the second quarter of 1995. The balance will be recognized in the third quarter. Other noninterest income in the first six months of 1994 included a $22 million pre-tax gain on the sale of a portion of the Company's interest in Wing Hang Bank, Ltd.
     The return of the securitized credit card receivables to the balance sheet reduced noninterest income by $11 million compared to last year's second quarter and by $21 million compared to last year's first half.

NONINTEREST EXPENSE AND INCOME TAXES
- ------------------------------------
     The Company continued to control expenses in the second quarter of 1995. Total noninterest expense was up only 4% to $425 million from $410 million in the same period last year. Year-to-date noninterest expenses were $841 million compared with $812 million in 1994. Salaries and employee benefits increased 5% in the second quarter to $223 million from $212 million in the same period last year due in part to acquisitions in the Company's securities processing and factoring businesses. Occupancy expense was down 2% compared with last year's second quarter. The effective tax rates for the second quarter and first six months of 1995 were 38.4% and 38.3% compared with 37.4% for the second quarter and first six months of 1994.

NONPERFORMING ASSETS
- --------------------
                                                            Change
                                                            2Q 1995 vs
(Dollars in millions)             6/30/95      3/31/95      1Q 1995
                                 --------------------------------------
Loans:
     HLT                           $ 16         $ 23         $ (7)
     Commercial Real Estate          54           67          (13)
     Other Commercial                49           47            2
     Foreign                         19           31          (12)
     LDC                             21           34          (13)
     Community Banking               73           79           (6)
                                   ----         ----
  Total Loans                       232          281          (49)
Other Real Estate                    88           57           31
                                   ----         ----
  Total                            $320         $338          (18)
                                   ====         ====
Nonperforming Assets Ratio          0.9%         1.0%
Allowance/Nonperforming Loans     307.3        266.5
Allowance/Nonperforming Assets    222.8        221.6

     This was the sixteenth consecutive quarter of nonperforming assets decreases. NPAs totaled $320 million at June 30, 1995, compared with $338 million at March 31, 1995. The increase in other real estate is attributable to a $39 million California office complex that was foreclosed on in the second quarter of 1995.

LOAN LOSS PROVISION AND NET CHARGE-OFFS
- ---------------------------------------

                                 2nd       1st       2nd
                               Quarter   Quarter   Quarter      Year-to-date
                               -------   -------   -------      ------------
(In millions)                    1995      1995      1994      1995      1994
                              -----------------------------   ----------------

Provision                        $ 62      $ 50      $ 39      $112      $ 84
                                 ----      ----      ----      ----      ----
Net Charge-offs:
  HLT                              (5)        -        (8)       (5)       (8)
  Commercial Real Estate          (14)       (2)       (1)      (16)       (6)
  Other Commercial                 (4)       (4)      (10)       (8)      (30)
  Consumer                        (61)      (63)      (31)     (124)      (70)
  Foreign                           -       (13)       (7)      (13)       (7)
  Other                            (3)       (3)      (20)       (6)      (39)
                                 ----      ----      ----      ----      ----
     Total                        (87)      (85)      (77)     (172)     (160)
Acquisition                         -         1         -         1         -
Credit Card Securitization          1         2         4         3         6
                                 ----      ----      ----      ----      ----
Decrease in Regular Allowance    $(24)     $(32)     $(34)     $(56)     $(70)
                                 ====      ====      ====      ====      ====

Other Real Estate Expenses       $  2      $  1      $  2      $  3      $  3

     The increase in the provision was principally related to growth in the credit card portfolio, particularly in the Consumers Edge (registered servicemark) product line. The allowance for loan losses was $713 million, or 1.97% of loans at June 30, 1995, compared with $749 million, or 2.19% of loans at March 31, 1995. The Company eliminated its exposure to
Yugoslavia in the second quarter with a $12 million charge-off.
                       ***************************
  (Financial highlights and detailed financial statements are attached.)

                         THE BANK OF NEW YORK COMPANY, INC.
                                Financial Highlights
                                    (Unaudited)
                   (Dollars in millions, except per share amounts)

                                                1995       1994     Change
                                                ----       ----     ------
For the Three Months Ended June 30:
- -----------------------------------
  Net Income                                    $226       $176      28.4%
    Per Common Share:
      Primary Earnings                         $1.14      $0.92      23.9
      Fully Diluted Earnings                    1.09       0.87      25.3
      Cash Dividends                            0.32       0.275     16.4

  Return on Average Common Shareholders'
      Equity                                   19.85%     17.67%
  Return on Average Assets                      1.68       1.42

For the Six Months Ended June 30:
- ---------------------------------
  Net Income                                    $438       $355      23.4%
    Per Common Share:
      Primary Earnings                         $2.26      $1.85      22.2
      Fully Diluted Earnings                    2.11       1.74      21.3
      Cash Dividends                            0.64       0.50      28.0

  Return on Average Common Shareholders'
      Equity                                   19.92%     18.10%
  Return on Average Assets                      1.67       1.46


As of June 30:
- --------------
  Assets                                     $53,464    $52,347       2.1%
  Loans                                       36,187     33,051       9.5
  Securities                                   4,838      4,610       4.9
  Deposits - Domestic                         24,152     23,685       2.0
           - Foreign                          12,726     10,758      18.3
  Long-Term Debt                               1,710      1,526      12.1
  Preferred Shareholders' Equity                 117        135     -13.3
  Common Shareholders' Equity                  4,648      3,987      16.6

  Common Shareholders' Equity Per Share        24.31      21.20      14.7
  Market Value Per Share of Common Stock       40.38      28.88      39.8

  Allowance for Loan Losses as a Percent
    of Loans                                    1.97%      2.68%
  Tier I Capital Ratio                          8.56       8.29
  Total Capital Ratio                          13.12      12.76
  Leverage Ratio                                8.17       7.66
  Tangible Common Equity Ratio                  7.67       6.49

                         THE BANK OF NEW YORK COMPANY, INC.
                         Consolidated Statements of Income
                                    (Unaudited)
                       (In millions, except per share amounts)

                                      For the three           For the six
                                      months ended            months ended
                                         June 30,                June 30,
                                      1995       1994         1995      1994
                                      ----       ----         ----      ----
Interest Income
- ---------------
Loans                                $ 812      $ 561        $1,577    $1,073
Securities
  Taxable                               59         58           115       115
  Exempt from Federal Income Taxes      12         15            24        30
                                     -----      -----        ------    ------
                                        71         73           139       145
Deposits in Banks                       30         15            60        23
Federal Funds Sold and Securities
 Purchased Under Resale Agreements      62         35           128        54
Trading Assets                           6         14            13        29
                                     -----      -----        ------    ------
      Total Interest Income            981        698         1,917     1,324
                                     -----      -----        ------    ------
Interest Expense
- ----------------
Deposits                               335        192           643       358
Federal Funds Purchased and
 Securities Sold Under Repurchase
 Agreements                             36         27            68        54
Other Borrowed Funds                    74         44           146        68
Long-Term Debt                          32         26            65        52
                                      ----       ----        ------    ------
      Total Interest Expense           477        289           922       532
                                      ----       ----        ------    ------
Net Interest Income                    504        409           995       792
- -------------------
Provision for Loan Losses               62         39           112        84
                                     -----      -----        ------    ------
Net Interest Income After
 Provision for Loan Losses             442        370           883       708
                                     -----      -----        ------    ------
Noninterest Income
- ------------------
Processing Fees
 Securities                            102         89           200       178
 Other                                  48         43            92        85
                                     -----      -----        ------    ------
                                       150        132           292       263
Trust and Investment Fees               32         34            64        67
Service Charges and Fees               109        116           222       234
Securities Gains                        13          4            20        15
Other                                   46         35            70        92
                                     -----      -----        ------    ------
    Total Noninterest Income           350        321           668       671
                                     -----      -----        ------    ------
Noninterest Expense
- -------------------
Salaries and Employee Benefits         223        212           444       423
Net Occupancy                           43         44            87        91
Furniture and Equipment                 21         21            43        43
Other                                  138        133           267       255
                                     -----      -----        ------    ------
  Total Noninterest Expense            425        410           841       812
                                     -----      -----        ------    ------
Income Before Income Taxes             367        281           710       567
Income Taxes                           141        105           272       212
                                     -----      -----        ------    ------
Net Income                           $ 226      $ 176        $  438    $  355
- ----------                           =====      =====        ======    ======
Net Income Available to
 Common Shareholders                 $ 223      $ 173        $  433     $ 347
- -----------------------              =====      =====        ======     =====
Per Common Share Data:
- ----------------------
   Primary Earnings                  $1.14      $0.92         $2.26     $1.85
   Fully Diluted Earnings             1.09       0.87          2.11      1.74
   Cash Dividends                     0.32       0.275         0.64      0.50

Average Common Shares Outstanding      190        188           189       188

                       THE BANK OF NEW YORK COMPANY, INC.
                      Consolidated Statements of Condition
                                  (Unaudited)
                  (Dollars in millions, except per share amounts)

                                                     June 30,  December 31,
                                                       1995        1994
                                                       ----        ----
Assets
- ------
Cash and Due from Banks                              $ 3,189     $ 2,903
Interest-Bearing Deposits in Banks                     1,109         992
Securities:
  Held to Maturity                                     2,801       2,930
  Available for Sale                                   2,037       1,721
                                                     -------     -------
    Total Securities                                   4,838       4,651
Trading Assets at Fair Value                           1,355         940
Federal Funds Sold and Securities Purchased
 Under Resale Agreements                               2,979       3,019
Loans (less allowance for loan losses
 of $713 in 1995 and $792 in 1994)                    35,474      32,291
Premises and Equipment                                   900         914
Due from Customers on Acceptances                      1,126         810
Accrued Interest Receivable                              280         290
Other Assets                                           2,214       2,069
                                                     -------     -------
     Total Assets                                    $53,464     $48,879
                                                     =======     =======

Liabilities and Shareholders' Equity
- ------------------------------------
Deposits
 Noninterest-Bearing (principally
  domestic offices)                                  $ 8,905     $ 8,579
 Interest-Bearing
    Domestic Offices                                  15,319      14,871
    Foreign Offices                                   12,654      10,641
                                                     -------     -------
     Total Deposits                                   36,878      34,091
Federal Funds Purchased and Securities
 Sold Under Repurchase Agreements                      2,709       1,502
Other Borrowed Funds                                   4,414       4,738
Acceptances Outstanding                                1,128         812
Accrued Taxes and Other Expenses                       1,167       1,049
Accrued Interest Payable                                 241         213
Other Liabilities                                        452         404
Long-Term Debt                                         1,710       1,774
                                                     -------     -------
     Total Liabilities                                48,699      44,583
                                                     -------     -------
Shareholders' Equity
 Preferred Stock-no par value, authorized
  5,000,000 shares, outstanding 184,000 shares           111         111
 Class A Preferred Stock - par value $2.00
  per share, authorized 5,000,000 shares,
  outstanding 215,604 shares in 1995 and
  322,104 shares in 1994                                   6           8
 Common Stock-par value $7.50 per share,
  authorized 350,000,000 shares, issued
  195,176,810 shares in 1995 and
  190,213,322 shares in 1994                           1,464       1,427
 Additional Capital                                      919         858
 Retained Earnings                                     2,361       2,048
 Securities Valuation Allowance                           32         (58)
                                                     -------     -------
                                                       4,893       4,394
 Less:  Treasury Stock (3,406,145 shares in
  1995 and 2,566,071 shares in 1994), at cost            108          78
        Loan to ESOP (712,695 shares in 1995
         and 1994), at cost                               20          20
                                                     -------     -------
     Total Shareholders' Equity                        4,765       4,296
                                                     -------     -------
     Total Liabilities and Shareholders' Equity      $53,464     $48,879
                                                     =======     =======

                             THE BANK OF NEW YORK COMPANY, INC.
                 Average Balances and Rates on a Taxable Equivalent Basis
                                       Preliminary
                                   (Dollars in millions)


                             For the three months      For the three months
                             ended June 30, 1995       ended June 30, 1994
                           ------------------------  -------------------------
                           Average          Average  Average           Average
                           Balance Interest  Rate    Balance  Interest   Rate
                           ------- -------- -------  -------  --------  ------

ASSETS
- ------
Interest-Bearing
 Deposits in Banks
 (primarily foreign)       $ 1,929    $  30   6.32%  $ 1,248    $   15   4.96%
Federal Funds Sold and
 Securities Purchased
 Under Resale Agreements     4,074       62   6.06     3,508        35   3.98
Loans
 Domestic Offices           24,239      609  10.09    21,236       430   8.12
 Foreign Offices            10,990      204   7.46    10,264       132   5.17
                           -------   ------          -------    ------
   Total Loans              35,229      813   9.27    31,500       562   7.16
                           -------   ------          -------    ------
Securities
 U.S. Government
  Obligations                2,911       42   5.74     3,207        44   5.46
 U.S. Government Agency
  Obligations                  314        5   6.32       336         5   6.52
 Obligations of States and
  Political Subdivisions       664       18  10.89       969        23   9.55
 Other Securities,
  including Trading
  Securities                 1,260       21   6.58     1,712        26   5.96
                           -------   ------          -------    ------
   Total Securities          5,149       86   6.64     6,224        98   6.29
                           -------   ------          -------    ------
Total Interest-Earning
 Assets                     46,381      991   8.57%   42,480       710   6.71%
                                     ------                     ------
Allowance for Loan Losses     (737)                     (934)
Cash and Due from Banks      2,782                     2,754
Other Assets                 5,456                     5,620
                           -------                   -------
  TOTAL ASSETS             $53,882                   $49,920
                           =======                   =======

LIABILITIES AND SHAREHOLDERS' EQUITY
- ------------------------------------
Interest-Bearing Deposits
 Money Market Rate
  Accounts                 $ 3,406       39   4.54%  $ 3,599        25   2.74%
 Savings                     7,787       62   3.18     8,303        46   2.22
 Certificates of Deposit
  $100,000 & Over            1,850       27   5.87       798         7   3.36
 Other Time Deposits         2,588       34   5.33     2,268        22   4.02
 Foreign Offices            12,056      173   5.75     9,826        92   3.74
                           -------   ------          -------    ------
  Total Interest-Bearing
   Deposits                 27,687      335   4.85    24,794       192   3.10
Federal Funds Purchased
 and Securities Sold
 Under Repurchase
 Agreements                  2,481       36   5.88     3,025        27   3.60
Other Borrowed Funds         4,680       74   6.29     4,188        44   4.23
Long-Term Debt               1,724       32   7.42     1,533        26   6.74
                           -------   ------          -------    ------
  Total Interest-Bearing
   Liabilities              36,572      477   5.23%   33,540       289   3.45%
                                     ------                     ------
Noninterest-Bearing
 Deposits                    8,686                     8,679
Other Liabilities            4,000                     3,629
Preferred Stock                117                       137
Common Shareholders'
 Equity                      4,507                     3,935
                           -------                   -------
  TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY    $53,882                   $49,920
                           =======                   =======
Net Interest Earnings
 and Interest Rate Spread            $  514   3.34%             $  421   3.26%
                                     ======                     ======
 Net Yield on Interest-
  Earning Assets                              4.45%                      3.98%
                                              ====                       ====

                             THE BANK OF NEW YORK COMPANY, INC.
                 Average Balances and Rates on a Taxable Equivalent Basis
                                       Preliminary
                                   (Dollars in millions)


                              For the six months        For the six months
                              ended June 30, 1995       ended June 30, 1994
                           ------------------------  -------------------------
                           Average          Average  Average           Average
                           Balance Interest  Rate    Balance  Interest   Rate
                           ------- -------- -------  -------  --------  ------

ASSETS
- ------
Interest-Bearing
 Deposits in Banks
 (primarily foreign)       $ 1,918   $   60   6.31%  $   907    $   23   5.09%
Federal Funds Sold and
 Securities Purchased
 Under Resale Agreements     4,335      128   5.96     2,979        54   3.67
Loans
 Domestic Offices           23,673    1,185  10.09    21,272       828   7.85
 Foreign Offices            10,773      396   7.41    10,135       248   4.93
                           -------   ------          -------    ------
   Total Loans              34,446    1,581   9.26    31,407     1,076   6.91
                           -------   ------          -------    ------
Securities
 U.S. Government
  Obligations                2,892       83   5.78     3,446        92   5.38
 U.S. Government Agency
  Obligations                  316       10   6.33       351        11   6.47
 Obligations of States and
  Political Subdivisions       688       37  10.80       996        48   9.55
 Other Securities,
  including Trading
  Securities                 1,246       40   6.41     1,767        45   5.13
                           -------   ------          -------    ------
   Total Securities          5,142      170   6.64     6,560       196   6.00
                           -------   ------          -------    ------
Total Interest-Earning
 Assets                     45,841    1,939   8.53%   41,853     1,349   6.50%
                                     ------                     ------
Allowance for Loan Losses     (762)                     (952)
Cash and Due from Banks      2,720                     2,876
Other Assets                 5,288                     5,369
                           -------                   -------
  TOTAL ASSETS             $53,087                   $49,146
                           =======                   =======

LIABILITIES AND SHAREHOLDERS' EQUITY
- ------------------------------------
Interest-Bearing Deposits
 Money Market Rate
  Accounts                 $ 3,410       74   4.40%  $ 3,612        47   2.60%
 Savings                     7,740      118   3.09     8,343        91   2.20
 Certificates of Deposit
  $100,000 & Over            1,857       54   5.82       841        13   3.21
 Other Time Deposits         2,539       66   5.20     2,268        47   4.20
 Foreign Offices            11,736      331   5.68     9,286       160   3.48
                           -------   ------          -------    ------
  Total Interest-Bearing
   Deposits                 27,282      643   4.75    24,350       358   2.97
Federal Funds Purchased
 and Securities Sold
 Under Repurchase
 Agreements                  2,379       68   5.83     3,367        54   3.22
Other Borrowed Funds         4,686      146   6.27     3,403        68   4.00
Long-Term Debt               1,753       65   7.39     1,545        52   6.80
                           -------   ------           ------    ------
  Total Interest-Bearing
   Liabilities              36,100      922   5.15%   32,665       532   3.29%
                                     ------                     ------
Noninterest-Bearing
 Deposits                    8,721                     9,057
Other Liabilities            3,763                     3,369
Preferred Stock                117                       189
Common Shareholders'
 Equity                      4,386                     3,866
                           -------                    ------
  TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY    $53,087                   $49,146
                           =======                   =======
Net Interest Earnings
 and Interest Rate Spread            $1,017   3.38%             $  817   3.21%
                                     ======                     ======
 Net Yield on Interest-
  Earning Assets                              4.47%                      3.94%
                                              ====                       ====